Exhibit 99.1
GROUPON, INC.
(CUSIP 399473206 / ISIN US3994732069)

INSTRUCTIONS AS TO USE OF GROUPON, INC. RIGHTS CERTIFICATE AND SUBSCRIPTION FORM

FOR USE BY REGSITERED HOLDERS OF RIGHTS CERTIFICATES
(FOR SHARES NOT HELD IN “STREET NAME”)

PLEASE CONSULT KROLL ISSUER SERVICES (US), THE INFORMATION AGENT, YOUR BANK OR BROKER AS TO ANY QUESTIONS.

The following instructions relate to a rights offering (the “Rights Offering”) by Groupon, Inc., a Delaware corporation (the “Company”), to the holders of record of its common stock, par value $0.0001 per share (“Common Stock”), as described in the Company’s Base Prospectus, dated August 9, 2023 (the “Base Prospectus”) and the Prospectus Supplement, dated November 21, 2023 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”). The Company will distribute to each holder of Common Stock as of 5:00 p.m., New York City time, on November 20, 2023 (the “Record Date”) non-transferable basic subscription rights (the “Rights”) to purchase shares of Common Stock.
In the Rights Offering, the Company is offering up to an aggregate of 7,079,646 shares of Common Stock pursuant to the Prospectus. The Rights may be exercised at any time during the subscription period, which commences on November 21, 2023 and ends at 5:00 p.m., New York City time, on January 17, 2024, unless extended in the sole and absolute discretion of the Company (as it may be extended, the “Expiration Date”). After the Expiration Date, any unexercised Rights will be null and void.
As described in the Prospectus, each holder of shares of Common Stock is entitled to one Right for each whole share of Common Stock owned by such holder on the Record Date, evidenced by non-transferable Rights certificates (the “Rights Certificates”). Each Right allows the holder thereof to subscribe (the “Basic Subscription Right”) at the cash price of $11.30 per whole share (the “Subscription Price”) for 0.222257 of a share of Common Stock. The Rights are described in the Prospectus.
The Rights will be evidenced by Rights Certificates unless your shares are held in “street name” through a broker, dealer, custodian bank or other nominee. In this case, your broker, dealer, custodian bank or other nominee is the record holder of the Rights you own. Your broker, dealer, custodian bank or other nominee, as the record holder, will notify you of the Rights Offering. The record holder must exercise the Rights and send payment of the aggregate subscription price on your behalf. If you wish to exercise Rights in the Rights Offering, you should contact your broker, dealer, custodian bank or other nominee as soon as possible. You will not receive a Rights Certificate. In lieu of a Rights Certificate, holders whose shares are held in “street name” must exercise their Rights through the customary procedures of Depository Trust and Clearing Corporation (“DTC”) using DTC’s Automated Subscription Offer Program (commonly referred to as “ASOP”).
The Company will not be required to issue shares of Common Stock to you if Kroll Issuer Services (US) (the “Subscription Agent”) receives your Rights Certificate or your subscription payment at, or after, the Expiration Date. The Company has the option to extend the Rights Offering by giving oral or written notice to the Subscription Agent prior to the Expiration Date in the Company’s sole and absolute discretion. If the Company elects to extend the Rights Offering, the Company will issue a press release announcing the extension no later than 9:00 a.m., New York City time, on the next business day after the most recently announced Expiration Date.
Rights may only be exercised in aggregate for whole numbers of shares of Common Stock; no fractional shares of the Common Stock will be issued in the Rights Offering. Any fractional shares of the Common Stock resulting from the exercise of the Rights will be rounded down to the nearest whole share. Any excess subscription payments received by the Subscription Agent in respect of fractional shares will be returned as soon as reasonably practicable after the Expiration Date, without interest or deduction.
In addition, Rights holders that exercise their Rights in full also will be eligible to subscribe, at the same cash price of $11.30 per whole share, for any shares of Common Stock that are offered in the Rights Offering but are not purchased by the other Rights holders under their Rights (the “Over-Subscription Privilege”). If an insufficient number of shares of Common Stock is available to fulfill all Over-Subscription Privilege requests, the available shares will be allocated pro rata (in proportion to the number of shares of Common Stock held after giving effect to all Rights) among those Rights holders who fully exercised their Rights.

You may exercise your Over-Subscription Privilege only if you have exercised your Rights in full and other holders of Rights do not exercise their Rights in full.
Subject to the conditions and procedures set forth in the Prospectus, the Company may amend or terminate the Rights Offering in its sole and absolute discretion at any time on or before the Expiration Date.
The number of Rights to which you are entitled is printed on the face of your Rights Certificate provided in Annex II of this document. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of the Subscription Form attached as Annex I hereto (the “Subscription Form”) and returning the Rights Certificate and the Subscription Form to the Subscription Agent pursuant to the procedures described in the Prospectus and this document.
YOUR SUBSCRIPTION FORM, RIGHTS CERTIFICATE AND SUBSCRIPTION PRICE PAYMENT FOR ALL SHARES OF COMMON STOCK, INCLUDING ANY OVER-SUBSCRIPTION SHARES, BY WIRE, MUST BE ACTUALLY RECEIVED PRIOR TO THE EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED THEIR RIGHTS AND THE OVER-SUBSCRIPTION PRIVILEGE, IF APPLICABLE, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT VALIDLY EXERCISED PRIOR TO THE EXPIRATION DATE WILL EXPIRE WITHOUT VALUE. IF YOU HOLD RIGHTS THROUGH A BROKER OR OTHER NOMINEE, YOU SHOULD VERIFY WITH YOUR BROKER OR NOMINEE BY WHEN YOU MUST DELIVER YOUR INSTRUCTION.
1.Method of Subscription—Exercise of Rights. To exercise Rights, complete your Subscription Form and upload your Subscription form and your Rights Certificate to the Electronic Portal (as defined and described below), together with payment in full of the Subscription Price by wire, to the Subscription Agent, so that all required documents and payment will be actually received by the Subscription Agent prior to the Expiration Date. The Subscription Agent will hold all funds it receives in a segregated bank account until completion of the Rights Offering. PLEASE DO NOT SEND SUBSCRIPTION FORMS, RIGHTS CERTIFICATES OR PAYMENTS DIRECTLY TO THE COMPANY. Your payment of the Subscription Price must be made in U.S. dollars for the full number of whole shares of Common Stock you are subscribing for by wire transfer of immediately available funds to the Subscription Agent. Cashier’s checks, money orders and certified checks will not be accepted. If you are a beneficial owner of Common Stock that is registered in the name of a broker, dealer, bank or other nominee, you will need to coordinate exercises of Rights through your broker, dealer, bank or other nominee in order for them to transmit payment to the Subscription Agent. In this case, you will not receive a Rights Certificate.
2.Acceptance of Payments. Payments will be deemed to have been received by the Subscription Agent only upon the clearance of wire transfer of immediately available funds per the below instructions:
Bank Name: Citibank NA Account Name: Kroll Restructuring Administration LLC as Agent for Groupon, Inc. Subscription Account
ABA Number: 021000089
Bank Address: 153 East 53rd Street, 23rd Floor, New York, New York 10022
SWIFT: CITIUS33
Account Number: 6881808248
Reference Line: Please include your full name exactly as it appears on your Rights Certificate in the Reference Line of the Wire.
NOTE: If you do not include your full name exactly as it appears on your Rights Certificate in the Reference Line of the Wire, the Subscription Agent will not be able to match your wire to your Rights exercise and your Rights exercise will not be considered valid and will not be accepted by the Company.

If you are a beneficial owner of Common Stock that is registered in the name of a broker, dealer, bank or other nominee, you will need to coordinate payments through your broker, dealer, bank or other nominee.
Payment by wire is the only valid method of payment. Payment other than the manner listed above will not constitute valid payment.
3.Delivery of Subscription Materials. You should deliver your Rights Certificate and accompanying Subscription Form to the Subscription Agent by the method described below:
If, as of the Record Date, you were the record holder of the shares of Common Stock, then you should submit your Rights Certificate and complete the associated Subscription Form through Kroll’s electronic subscription submission portal (the “Electronic Portal”) by visiting Kroll’s website at https://is.kroll.com/

groupon. Kroll will accept your Rights Certificate and Subscription Form if properly completed through the Electronic Portal. To access the Electronic Portal, visit https://is.kroll.com/groupon, click on the “Submit Rights Certificate” section of the website and follow the instructions to submit your Subscription Form and Rights Certificate. Your Subscription Form must be completed, executed and returned so that it is actually received by Kroll prior to the Expiration Date. To be deemed a valid submission, an Eligible Holder must complete the Subscription Form in its entirety which includes the confirmed submission of the Rights Certificate via an upload through the Electronic Portal.
Submission through the Electronic Portal is the only valid method of submission. Submission other than the manner listed above will not constitute valid submission.
4.Missing or Incomplete Subscription Forms or Payment. If you fail to complete and sign the Subscription Form or otherwise fail to follow the subscription procedures that apply to the exercise of your Rights prior to the Expiration Date, the Subscription Agent will reject the exercise of your Rights or accept it only to the extent of the payment received. Neither the Company nor the Subscription Agent undertakes any responsibility or action to contact you concerning an incomplete or incorrect Subscription Form, nor is the Company or the Subscription Agent under any obligation to correct such incorrect Subscription Forms. The Company has the sole and absolute discretion to determine whether a Rights exercise properly complies with the subscription procedures. If you send a payment that is insufficient to purchase the number of shares of Common Stock you requested, or if the number of shares of Common Stock you requested is not specified in the Subscription Forms, the payment received will be applied to exercise your Rights to the fullest extent possible based on the amount of the payment received. If your aggregate Subscription Price payment is greater than the amount you owe for your Rights, such excess subscription payment received by the Subscription Agent will be returned, without interest or penalty, as soon as practicable following the Expiration Date.
5.    Deliveries to Holders. The following deliveries and payments to you will be made:
(a)    Common Stock. We will deliver to you the shares which you purchased via exercise of your Rights as soon as practicable after the Expiration Date. All shares that are purchased in the Rights Offering will be issued in uncertificated book-entry form meaning that you will receive a direct registration account statement from the Company’s transfer agent reflecting ownership of the purchased shares if you are a holder of record. If you hold your shares in the name of a bank, broker, dealer or other nominee, the Depository Trust Company will credit your nominee with the shares you purchased in the Rights Offering.
(b)    Excess Payments. If you exercised your Over-Subscription Privilege and are allocated less than all of the shares for which you wished to subscribe pursuant to the Over-Subscription Privilege, your excess payment for shares that were not allocated to you will be returned, without interest or deduction, as soon as practicable after the Expiration Date. We will deliver or cause the transfer agent to deliver shares that you purchased as soon as practicable after the Expiration Date and after all pro rata allocations and adjustments have been completed.
6.    Fees and Expenses. The Company will pay all customary fees and expenses of the Subscription Agent and the Information Agent related to their acting in such roles in connection with the Rights Offering.
7.    Execution. The signature on the Subscription Form must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration, enlargement or change. Persons who sign the Subscription Form in a representative or other fiduciary capacity on behalf of a registered holder must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority so to act.
8.    Method of Delivery. Delivery of and payment of the Subscription Price to the Subscription Agent is only permitted via wire using the instructions in item 2 above. You should allow a sufficient number of days to ensure delivery to the Subscription Agent prior to the Expiration Date.
9.    Revocation. Once you have exercised your Rights, including the Over-Subscription Privilege, if applicable, you may not revoke such exercise. All exercises of Rights, including the Over-Subscription Privilege, are irrevocable, even if you subsequently learn information about the Company that you consider to be unfavorable. You should not exercise your Rights, including the Over-Subscription Privilege, if applicable, unless you are certain that you wish to purchase Common Stock in the Rights Offering.

10.    Procedures Relating to the Delivery of Rights through the Depository Trust Company. If you are a broker, a dealer, a trustee or a depositary for securities who holds the Company’s Common Stock for the account of others as a nominee holder and thus will hold Common Stock for the account of others as a nominee holder, you may exercise your beneficial owners’ Rights and Over-Subscription Privilege, if applicable, through The Depository Trust Company (“DTC”). Any Rights exercised through DTC are referred to as “DTC Exercised Rights.” You may exercise your DTC Exercised Rights through DTC’s PSOP Function on the “agents subscription over PTS” procedures and instructing DTC to charge the applicable DTC account for the subscription payment and to deliver such amount to the Subscription Agent. DTC must receive the subscription instructions and payment for the purchased shares prior to the Expiration Date.
11.    Determinations Regarding the Exercise of Your Rights. The Company will decide, in its sole and absolute discretion, all questions concerning the timeliness, validity, form, and eligibility of the exercise of your Rights, including any determinations as to beneficial ownership as described herein. Any such determinations by the Company will be final and binding. The Company, in its sole and absolute discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Rights because of any defect or irregularity. The Company will not accept any exercise of Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole and absolute discretion.
Neither the Company, the Subscription Agent or the Information Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of your Subscription Form or Rights Certificates, and the Company will not be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Rights if it determines that your exercise is not in accordance with the procedures set forth in the Prospectus and this document. The Company will also not accept the exercise of your Rights if the issuance of shares of Common Stock to you could be deemed unlawful under applicable law.
12.    Questions and Request for Additional Materials. For questions regarding the Rights Offering, assistance regarding the method of exercising Rights or for additional copies of relevant documents, please contact the information agent for the Rights Offering, Kroll, at (844) 369-8502 (Toll-Free) or (646) 651-1193 (International), or via email at groupon@is.kroll.com.

ANNEX I
SUBSCRIPTION FORM
(FOR HOLDERS WHO DO NOT HOLD IN “STREET NAME” THROUGH A BROKER, DEALER, CUSTODIAN BANK OR OTHER NOMINEE)
The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the grant of non-transferable basic subscription rights (the “Rights”) to purchase shares of common stock, par value $0.0001 per share (“Common Stock”), of Groupon, Inc. (the “Company”) pursuant to a rights offering (the “Rights Offering”) as described further in the Company’s prospectus supplement, dated November 21, 2023 (the “Prospectus Supplement”), and the accompanying prospectus, dated August 9, 2023 (the “Base Prospectus,” and together with the Prospectus Supplement, the “Prospectus”), the receipt of which is hereby acknowledged.
You are hereby instructed, on the undersigned’s behalf, to exercise the Rights and the Over-Subscription Privilege, if applicable, to purchase Common Stock with respect to the shares of Common Stock held by you for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the Prospectus and the related “Rights Certificate,” as follows:
PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY
SECTION 1: OFFERING INSTRUCTIONS
IF YOU WISH TO EXERCISE ALL OR A PORTION OF YOUR RIGHTS, PLEASE FILL OUT THE INFORMATION BELOW:
Please exercise my Rights for Common Stock pursuant to the Rights Offering, as set forth below:
Name of Registered Holder:
Number of Shares of Common Stock Held as of the Record Date:
Number of Rights Issued based on Record Date Holdings (one right per one share held):

Section 1a. Rights

(1 Right = 0.222257 shares of Common Stock)

Number of Rights to be exercised (not to exceed number of Rights received)	X	Rights Factor	Number of shares of Common Stock subscribed for under the Rights (rounded down to the nearest whole number)	X	Purchase Price	Payment to be made in connection with the Common Stock subscribed for under the Rights (rounded at $0.005 to the nearest cent)
		0.222257			$11.30

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Section 1b. Over-Subscription Privilege (ONLY TO BE COMPLETED IF RIGHTS IN SECTION 1A. ABOVE ARE EXERCISED IN FULL)

Number of shares of Common Stock requested pursuant to the Over-Subscription Privilege (rounded down to the nearest whole number)	X	Purchase Price	Payment to be made in connection with the Common Stock requested pursuant to the Over-Subscription Privilege (rounded at $0.005 to the nearest cent)
$11.30

Section 1c. Totals

Total Number of Rights to be Exercised:
Total Number of shares of Common Stock subscribed for and/or requested:
Total Payment: $

*    You will receive one Right for each share of Common Stock owned as of the Record Date. For every Right held, you will be entitled to purchase 0.222257 shares of Common Stock at the Subscription Price of $11.30 per share. The number of shares of Common Stock to be issued to you will be rounded down to the nearest whole number and fractional shares will not be issued upon the exercise of the Rights. Accordingly, if you held 100 Subscription Rights, your Subscription Rights entitle you to purchase up to 22 shares of Common Stock.
**    If you purchase all of the shares available to you pursuant to your Rights, you may subscribe for additional shares pursuant to your Over-Subscription Privilege, if any, using the Subscription Price of $11.30 per share. See the description of the Over-Subscription Privilege in the Prospectus.

SECTION 2: PAYMENT INSTRUCTIONS

Kroll Wire Instructions:

Account Name	Kroll Restructuring Administration LLC as Agent for Groupon, Inc. Subscription Account
Bank Account No.	6881808248
ABA/Routing No.	021000089
SWIFT (for international wires)	CITIUS33
Bank Name	Citibank NA
Reference
Please include your full name exactly as it appears on your Rights Certificate in the Reference Line of the Wire.
NOTE: If you do not include your full name exactly as it appears on your Rights Certificate in the Reference Line of the Wire, the Subscription Agent will not be able to match your wire to your Rights exercise and your Rights exercise will not be considered valid and will not be accepted by the Company.

Your wire information in the event a refund is needed:
Please use the chart below to provide the appropriate wire information in the event the Subscription Agent must refund a portion (or all) of your subscription payment, as applicable.
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Account Name
Bank Account No.
ABA/Routing No.
Bank Name
Bank Address
Reference
SECTION 3: SUBSCRIPTION AUTHORIZATION
I acknowledge that I have received the Prospectus for this offering of Rights and I hereby exercise such Rights and Over-Subscription Privilege, as applicable, for the number of shares indicated above on the terms and conditions specified in the Prospectus. I hereby agree that if I fail to pay in full for the Common Stock for which I have subscribed, the Company may exercise any of the remedies provided for in the Prospectus.
Name of Holder (s) (the Holder name(s) must match the name of the holder(s) inscribed on the Rights Certificate you received): _________________________________________________________________________________

Signature(s) of subscriber(s) (executed by the Holder(s) whose name(s) appears on the Rights Certificate):

Print Name:_________________________________ (Name of Signatory Above)	Print Name: _________________________________ (Name of Signatory Above)

Signature(s) of representative(s) authorized to sign on behalf of Holder (this must conform to the requirements set forth in Item 7 of the accompanying Instructions):

Print Name:_________________________________ (Name of Authorized Signatory Above)	Print Name:__________________________________ (Name of Authorized Signatory Above)
Representative’s Role: ________________________	Representative’s Role: _________________________
Telephone No.:______________________________	Telephone No.:_______________________________

Date:______________________________________	Date:_______________________________________

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ANNEX II NAME OF REGISTERED HOLDER:
CERTIFICATE #:	NUMBER OF SUBSCRIPTION RIGHTS:

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT, DATED NOVEMBER 21, 2023, AND THE ACCOMPANYING BASE PROSPECTUS (TOGETHER, THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV OR UPON REQUEST FROM KROLL ISSUER SERVICES (US) (“KROLL”), THE INFORMATION AGENT.

GROUPON, INC.

Incorporated under the laws of the State of Delaware

NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing non-transferable Subscription Rights to purchase common stock, par value $0.0001, of Groupon, Inc.
Subscription Price: $11.30 per whole share of common stock

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 17, 2024,
SUBJECT TO EXTENSION OR EARLIER TERMINATION.

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon above is the owner of the number of non-transferable basic subscription rights (“Rights”) set forth above. Each Right entitles the holder thereof to subscribe for and purchase 0.222257 of a share of common stock, par value $0.0001 (the “Common Stock”) of Groupon, Inc., a Delaware corporation (the “Company”), at a subscription price of $11.30 per whole share (the “Subscription Price”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus and the “Instructions as to Use Of Groupon, Inc. Rights Certificates” accompanying this Subscription Rights Certificate. If you exercise your Rights in full, and any shares of Common Stock being offered in the Rights Offering remain available and unsubscribed for in the Rights Offering, you will be entitled to an over-subscription privilege (the “Over-Subscription Privilege”) to purchase a portion of the unsubscribed shares of Common Stock at the Subscription Price. The Rights represented by this Subscription Rights Certificate may be exercised by completing the appropriate forms and returning the full payment of the Subscription Price for each whole share of Common Stock purchased pursuant to the Rights. If the Company is unable to issue to the registered owner named above the full number of shares of Common Stock requested, the Subscription Agent will return to the registered owner named above any excess funds submitted as soon as practicable, without interest or deduction.
DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE:
To exercise Rights, complete your Subscription Form and upload the completed Subscription Rights Certificate, together with payment in full of the Subscription Price, to the Subscription Agent, so that it will be actually received by the Subscription Agent prior to the Expiration Date. The Subscription Agent will hold all funds it receives in a segregated bank account until completion of the Rights Offering. To exercise your Rights, you must complete the Subscription Form through Kroll’s electronic subscription submission portal (the “Electronic Portal). To access the Electronic Portal, visit https://is.kroll.com/groupon, click on the “Submit Rights Certificate” section of the website and follow the instructions to submit your Subscription Form and Subscriptions Rights Certificate. Your Subscription Form must be completed, executed and returned so that it is actually received by Kroll prior to the Expiration Date. To be deemed a valid submission, an Eligible Holder must complete the Subscription Form in its entirety which includes the confirmed submission of the Subscription Rights Certificate via an upload through the Electronic Portal.
PLEASE DO NOT SEND RIGHTS CERTIFICATES OR PAYMENTS DIRECTLY TO THE COMPANY.
Your payment of the Subscription Price must be made in U.S. dollars for the full number of whole shares of Common Stock you are subscribing for by wire transfer of immediately available funds to the Subscription Agent. Cashier’s checks, money orders and certified checks will not be accepted. If you are a beneficial owner of Common Stock that is registered in the name of a broker, dealer, bank or other nominee, you will need to coordinate exercises
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of Rights through your broker, dealer, bank or other nominee in order for them to transmit payment to the Subscription Agent. In this case, you will not receive a Rights Certificate.
DELIVERY OTHER THAN IN THE MANNER LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY
ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE RIGHTS OFFERING SHOULD BE DIRECTED TO KROLL ISSUER SERVICES (US), THE INFORMATION AGENT, AT (844) 369-8502 (TOLL-FREE) or (646) 651-1193 (INTERNATIONAL), OR VIA EMAIL AT GROUPON@IS.KROLL.COM.
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